Business Acquisitions - Summary of Estimated Fair Values Assigned to Assets (Detail) - LCP Edge Intermediate, Inc. [Member] - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Sep. 27, 2019	Dec. 31, 2018
Business Acquisition [Line Items]
Goodwill	$ 98,535	$ 98,531	$ 98,520		$ 98,147
Consulting Room [Member]
Business Acquisition [Line Items]
Inventory				$ 1,193
Property and equipment				23
Intangible assets				1,359
Net assets acquired				2,575
Goodwill				347
Total consideration				$ 2,922